Exhibit 99.1

UP
ACI Worldwide (ACIW)
BofAML Leveraged Finance Conference December 2, 2015

Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.
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About ACI Worldwide
Founded in 1975, ACI is a leading provider of software products and SaaS-based solutions focused on facilitating real-time electronic and ecommerce payments for financial institutions, retailers, processors and billers worldwide
High quality products and services drive strong renewal rates on a large installed user base of over 5,600 customers
Long-term, blue-chip, geographically diverse customer base with low customer concentration
Subscription-based model drives recurring revenue and provides stability and predictability to our operations
Large contractual backlog provides earnings visibility and allows our management to optimally manage the size and infrastructure of the business
Leading payments transformation with Universal Payments (UP)
Management team has an established track record of operational excellence and significant industry experience
9/30/15 LTM Revenue(1) $1,028 Million
9/30/15 LTM Adjusted EBITDA(2) $251 Million
9/30/15 60-Month Backlog $4.2 Billion
1-Revenue is presented on a Non-GAAP basis that adds back the Deferred Revenue Fair Value Adjustment.
2-Represents Adjusted EBITDA as reported by ACI in its disclosure of Non-GAAP financial measures (see appendix for reconciliation of GAAP Net Income to Adjusted EBITDA).
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ACI is a Leader in Payments Solutions

Solutions Incorporate a Suite of Applications
Subscription License or SaaS/Cloud Delivery

(offerings by % of revenue below)



Wholesale 3%

Software that facilitates treasury, high value wire transfers, low value bulk payments and SWIFT messaging. (ACI facilitates a significant portion of SWIFT messages and Fed Wires.)

Other 1%

Anti-Fraud 8%

eCommerce card-not-present (retailers) and issuer (FIs) fraud prevention tools. Licensed or transaction-based SaaS

Bill Payment 22%

Internet-based electronic bill payment and presentment (EBPP), both biller-direct and consolidator solutions. SaaS and transaction-based.

Retail Payments 43%

Real-time "switching" software sold directly to FIs, retailers and processors; solutions authenticate, authorize, acquire, clear and settle electronic and eCommerce payments. BASE24-eps software widely considered "Gold Standard", BASE24-eps has been designated as a "Market Leader" by industry analysts. Sold as subscription license or SaaS hosted.

New Universal Payments offering (UP) facilitates Omni-Channel solution for retailers and FIs dramatically lowering costs and improving customer experience. Can also be deployed as a payment hub for orchestration.

Online Banking 22%

Consumer and Business Internet Banking, Mobile, Trade Finance and Branch Automation sold to large banks globally and community FIs & credit unions as license or SaaS hosted subscription

Note: Revenue figures represent FY 2014 GAAP Revenue on a pro forma basis for the ReD and PAY.ON acquisitions.

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Global Distribution and Customer Base

5,600+ customers in over 80 countries depend on ACI solutions

18 of the top 20 and 67 of the top 100 global banks use ACI for payment solutions

Customers: 3600+ US billers, ~180 processors globally and 300+ global retailers


EMEA
500+ customers
AMERICAS
1,950+ customers
ASIA/PACIFIC
150+ customers
Headquarters
Regional Offices
Distributors

~ 4,500 employees in 36 countries

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Diverse Customer Base of Top Global Banks, Processors, Billers and Retailers Provide Significant Cross Sell Opportunities
WELLS FARGO
Bank of America Merrill Lynch
PNC
Santander
FIFTH THIRD BANK
REGIONS
HSBC
TD Bank
usbank
SUNTRUST
FY 2014 Revenue by Customer
Customer # 1 2.3%
Customer # 2 2.3%
Customer # 3 1.6%
Customer # 4 0.8%
Customer # 5 0.8%
Customer # 6 0.8%
Customer # 7 0.8%
Customer # 8 0.8%
Customer # 9 0.7%
Customer # 10 0.7%
Top 10 customers 11.5%
No single customer represents more than 3% of consolidated revenue
On average, customers use 3 ACI products or less representing a large cross sell opportunity
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Delivering an Omni-channel Customer Experience
UP for one of the world’s
largest banks
CHALLENGE
Aspirations to be the primary bank of its customers held back by inconsistent experience caused by legacy technology
Improve cross sell and retention rates
BENEFITS
Significant operating cost improvements
New channels deployed in 4 months instead of 18, reducing deployment costs by 80%
Payment analytics improves cross sell and retention
Consistent payment experience
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Complex Payments Environment Leads to Inconsistent Customer Experience
Before UP
CORE BANKING
Core interface
Payment engine
Payment engine
Online banking
Payment engine
Branch system
Payment engine
Payment engine
Call center
Fraud detection
AML
Fraud detection
Fraud detection
Mobile
POS
ATM
Tablet
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Streamlined, Consistent Omni-channel Experience
After UP
Payment engine
Core banking
Payment engine
Online banking
Fraud detection and AML
Mobile
Tablet
POS
ATM
Call Center
Branch system
Future payment types and channels
UP FRAMEWORK
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Acquisition of PAY.ON
Global Leader in eCommerce Gateway Services
Transaction Details
€180 million (approximately $198 million)
92% cash and 8% ACIW shares
Leading eCommerce Payment Provider
PAY.ON adds eCommerce payments gateway capabilities
Global connectivity to more than 300 alternative payment methods and card acquirers in more than 160 countries
Strengthens ACI’s position as leader in omni-channel payments and enables ACI to support many more payment types for all its payment engines
Large Market Opportunity
Overall global eCommerce volume expected to grow 17% CAGR*
Cross border eCommerce volume expected to grow 18% CAGR*
Attractive Business Model
100% SaaS delivery; transaction based business model
100+ customers supporting ~90,000 web shops and ~8,600 merchants
2015 revenue expected to be $15 million; growing 35%+ annually
Processed Transaction Volume in excess of $8 billion annually
* Sources: Nilsen Research, PayPal, First Annapolis Consulting
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Payments Market Growing Fast
Estimated 2015 transaction volume and 2015-2020 CAGR
Billions TXNs
400
350
300
250
200
150
100
50
-
Direct Debit
Debit Card
Credit Card
ATM
POS
Checks
Billers*
e-commerce
SWIFT & FED Wire
Fraud^
25%
20%
15%
10%
5%
0%
-5%
-10%
2015 Estimate (Billions)
2020 Estimate (Billions)
2015 - 2020 CAGR
*EBPP is US only (includes mobile)
^Based on a global fraud rate of 5%
Sources: Aite Group, Federal Reserve System, Javelin, Mercator, Ovum, Payments Intelligence Center, Statista, SWIFT
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Confidential
ACI UNIVERSAL PAYMENTS

Favorable Industry and Customer Trends

Market Sizing[1]	• Total addressable market is ~$25bn in 2015 and growing mid to upper single digits, with highest growth coming from SaaS • ~50% of addressable market are homegrown applications (ACI share <10%) • eCommerce transaction growth expected to be 3-5x in-store transaction growth
Industry Dynamics	• Shift from paper to electronic & eCommerce • Shift from on-premise to SaaS • Compounding cybersecurity and regulatory requirements • Complexity from globalization • Increasing fraud costs • Global movement to real-time payments • Legacy systems difficult to update • Consumers expect an omni-channel banking and retail experience
Customer Trends	FIs & Retailers undergoing business transformation through: • Driving down unit costs • Launching new products quicker • Reducing risks • Improving customer satisfaction/loyalty • Entering new markets • Introducing new business models for unbanked customers • Partnering with new entrants • Vendor Consolidation • Digitizing products and processes

[1] Source: Ovum, 2015 market study and ACI estimates

Attractive trends will drive growth opportunities for ACI

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Strategy to Drive Superior Performance
Continued Focus on Control, Profitability and Growth
Growth Drivers
Continue to increase recurring revenue base
Expand customer relationships by cross-selling (on average customers use 3 ACI products or less)
Lead payments transformation with Universal Payments delivering technology-enabled efficiencies
Expand geographically
Continuous Improvements to Drive Margin Expansion
Expand margins through operating leverage and process-driven operating philosophy
Realize cost synergies derived from acquisitions
Disciplined Acquisition / Investment Strategy
Buy, build or partner to fill-in product gaps or expand customer base
Recent acquisitions have added product, scale and market breadth
Online Resources Corporation acquisition provided ACI with a full-service Bill Payment platform for Online Banking and Billers
Official Payments acquisition expanded ACIs’ bill payment reach into key new verticals incl. Federal, State & Local government, taxes and higher education
Retail Decisions (ReD) acquisition enhanced ACI’s leadership position in the eCommerce anti-fraud and payments risk management space
PAY.ON’s eCommerce solutions strengthens ACI’s position as leader in omni-channel payments and enables ACI to support many more payment types
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ACI UNIVERSAL PAYMENTS
UP
FINANCIAL OVERVIEW
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High Quality Software Model Drives Superior Performance
Leading market position
High retention and renewal rates
Pricing power and large barriers to entry
Significant recurring revenue
Scalable model with improving margin
Low cash investment required
Strong cash flow and balance sheet
Value enhancing capital allocation
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Bookings Growth Leads to Large Backlog Provides Revenue and Earnings Visibility
Renewal rates across ACI products in the mid-high 90%s >95% of our contracts are transaction-based
NET NEW SALES BOOKINGS(1)
SNET 19%+ CAGR
$315
$330
$501
$600
$702
$728
2010
2011
2012
2013
2014
LTM
9/30/15
(millions)
HISTORICAL 60-MONTH BACKLOG
22%+ CAGR
$1,566
$1,617
$2,416
$3,861
$4,160
$4,151
2010
2011
2012
2013
2014
9/30/15
(millions)
1 - Refers to new sales bookings, net of term extensions.
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ACI’s Financial Summary, 2011 – 2015
2014 revenue geographic mix: 69% Americas, 23% EMEA and 8% Asia/Pacific
NON-GAAP REVENUE
23% CAGR
$465
$689
$871
$1,018
$1,055
2011
2012
2013
2014
2015E
(millions)
ADJUSTED EBITDA
24% CAGR
$113
$191
$239
$261
$268
2011
2012
2013
2014
2015E
(millions)
Notes:
1- Represents Adjusted EBITDA as reported by ACI in its disclosure of Non-GAAP financial measures (see appendix for reconciliation of GAAP Net Income to Adjusted EBITDA).
2- 2015 numbers based on the mid-point of company guidance.
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Fixed Costs Provide Leverage in Model
Quarterly Revenue (millions)
$350
$300
$250
$200
$150
$100
$50
$0
Non Recurring Revenue: Ongoing Implementations, Services, Capacity Sales and Annual License Fees
Month Recurring Revenue: SaaS Subscriptions & Transactions, Maintenance and License Fees (Paid Monthly, Quarterly Only)
Adjusted EBITDA
2009 Q1 Q2 Q3 Q4 2010 Q1 Q2 Q3 Q4 2011 Q1 Q2 Q3 Q4 2012 Q1 Q2 Q3 Q4 2013 Q1 Q2 Q3 Q4 2014 Q1 Q2 Q3 Q4 2015 Q1 Q2 Q3 Q4
Monthly Recurring Revenue predictable & growing, now >70% of total revenue
Non-recurring revenue is strongest in Q4
EBITDA margin spikes follow revenue
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SaaS Subscriptions and Transactions Contribution Growth
2009 segment contribution
Monthly license fees, 18%
Initial licenses fees, 20%
Services, 20%
Maintenance, 32%
SaaS subscriptions & transactions, 10%
9/30/15 LTM segment contribution
Monthly license fees 8%
Initial licenses fees 15%
Services 10%
Maintenance 24%
SaaS subscriptions & transactions 43%
Monthly recurring segments
Non recurring segments
SaaS Subscriptions & Transactions have grown from ~10% to over 40%
Overall monthly recurring revenues have grown from ~60% to over 70%
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Low Cap Ex and Strong Cash Flow
CAPITAL EXPENDITURES
$13 $19 $17 $33 $35 $40
3% 4% 2% 4% 3% 4%
2010 2011 2012 2013 2014 LTM 9/30/15
(millions)
% of Non-GAAP Revenue
Low capital expenditures needed to maintain existing client base
OPERATING FREE CASH FLOW
$63 $67 $24 $151 $134 $164
2010 2011 2012 2013 2014 LTM 9/30/15
(millions)
ACI generates strong free cash flow
NOLs starting to contribute and cash taxes much lower than GAAP
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Backlog is Foundation, Cross Sales Add Growth
Existing customer base and low customer attrition provide baseline for future revenue
Competitive positioning and high R&D spending provides pricing power
Electronic payment growth of mid-high single digits
Cross sales typically account for 2/3 of net new business
Start Year 1 Year 2 Year 3 Year 4 Year 5
+ Cross sales and new customer wins
+ Transaction growth (both in SaaS revenue & incremental transaction-based licenses)
+ Price increases
+ Annual inflation increases
+ 60-mo backlog (recurring only)
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2015 Guidance
Key Metrics 2015 Non-GAAP Guidance
Non-GAAP Revenue 1,040 - 1,070
Adjusted EBITDA 265 - 270
$s in millions, 9/30/15 fx rates
Guidance
- Reaffirming full year non-GAAP revenue guidance.
- Represents 3%-6% organic growth after adjusting for foreign currency fluctuations
- Full year adjusted EBITDA impacted by strategic investments
- Sales, net of term extensions (SNET) growth in the high single digits
- Pass through interchange revenues should approximate $125 million for the year
- Adjusted EBITDA excludes approximately $14 million in significant transaction-related expenses for datacenter and facilities consolidation and bill payment platform rationalization
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Financial Summary - Five-year Targets
Organic revenue growth
Mid-to-upper single digits
Adjusted EBITDA margin
100 bps expansion per year
Operating free cash flow
Track adjusted EBITDA growth
Sales net of term extension growth
High single digits
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Questions?
UP
The
Advantage
Leading market position
High retention and renewal rates
Significant recurring revenue
Scalable, fixed-cost model with improving margin
Low cash investment required
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Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries related to the acquisitions of Online Resources and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by Online Resources if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue. Non-GAAP operating income: operating income plus deferred revenue that would have been recognized in the normal course of business by Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses. Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income. Adjusted EBITDA: net income plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income. UP MEETS THE CHALLENGE OF CHANGE ACI UNIVERSAL PAYMENTS 25

Non-GAAP Financial Measures
Non-GAAP Revenue (millions) 2010 2011 2012 2013 2014 LTM
Revenue $418 $465 $667 $865 $1,016 $1,028
Deferred revenue fair value adjustement - - 22 6 2 1
Non-GAAP revenue $418 $465 $689 $871 $1,018 $1,028
Adjusted EBITDA (millions) 2010 2011 2012 2013 2014 LTM
Net Income (loss) $27 $46 $49 $64 $68 $88
Plus:
Income tax expense (benefit) 22 18 16 29 31 32
Net interest expense 1 1 10 27 39 42
Net other expense 4 1 - 3 - (29)
Depreciation expense 6 8 13 19 21 21
Amortization expense 20 21 38 51 66 73
Non-cash compensation expense 8 11 15 14 11 7
Adjusted EBITDA $88 $106 $141 $207 $236 $235
Deferred revenue fair value adjustment - - 22 6 2 1
Employee related actions - - 11 11 10 7
Facility closure costs - - 5 2 - -
IT exit costs - - 3 - - -
Other significant transaction related expenses - 7 9 13 13 8
Adjusted EBITDA excluding significant transaction related expenses $88 $113 $191 $239 $261 $251
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Non-GAAP Financial Measures

ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus payments associated with the cash settlement of acquisition related options and significant acquired opening balance sheet liabilities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.

Reconcilliation of Operating Free Cash Flow (millions)	2010	2011	2012	2013	2014	LTM
Net cash provided by operating activities	$ 81	$ 83	$ (9)	$ 138	$ 149	$ 196
Payments associated with cash settlement of acquisition related options	-	-	10	10	-	-
Payments associated with acquired opening balance sheet liabilties	-	-	-	5	5	0
Net after-tax payments associated with employee-related actions	-	-	6	10	6	4
Net after-tax payments associated with lease terminations	-	-	3	1	1	0
Net after-tax payments associated with significant transaction related expenses	-	4	9	18	8	4
Net after-tax payments associated with IBM IT Outsourcing Transition	1	1	1	2	-	-
Plus IBM Alliance liability repayment	-	-	21	-	-	-
Less capital expenditures	(13)	(19)	(17)	(33)	(35)	(41)
Less IBM Alliance technical enablement expenditures	(6)	(2)	-	-	-	-
Operating Free Cash Flow	**$ 63**	**$ 67**	**$ 24**	**$ 151**	**$ 134**	**$ 164**

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Non-GAAP Financial Measures
ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
Non-recurring license arrangements are assumed to renew as recurring revenue streams.
Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.
Estimates of future financial results require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.
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Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) Expectations regarding PAY.ON’s 2015 revenue;
(ii) expectations regarding 2015 financial guidance, including non-GAAP revenue, adjusted EBITDA, and net new sales bookings;
(iii) expectations regarding five year targets, including future increases in organic revenue, adjusted EBITDA margin, operating free cash flow, and sales net of term extension.
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online Resources, OPAY and ReD, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q.
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ACI UNIVERSAL PAYMENTS
UP
30